UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Morgan Stanley Institutional Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO, ADVANTAGE PORTFOLIO,

EMERGING MARKETS PORTFOLIO, GLOBAL REAL ESTATE PORTFOLIO, GROWTH PORTFOLIO,

INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL REAL ESTATE PORTFOLIO,

OPPORTUNITY PORTFOLIO, SELECT GLOBAL INFRASTRUCTURE PORTFOLIO,

AND SMALL COMPANY GROWTH PORTFOLIO

Joint Special Meeting of Shareholders — Adjourned to July 17, 2013

Urgent Request

PLEASE SUBMIT YOUR VOTE TODAY!

Dear Shareholder:

The Joint Special Meeting of Shareholders scheduled for June 5, 2013 has been adjourned to July 17, 2013 at 3:00 p.m. New York Time at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, Conference Room 3R, New York, NY 10036.  To date, our records indicate that we have not yet received your vote.  If you have already voted, please disregard this notice and thank you.

For the reasons set forth in the proxy materials, the Board of Directors recommends that you vote “FOR” the proposal.

Your vote is important no matter how many shares you own.  We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and/or to pass the proposal, and avoid the cost of additional solicitation.

If you should have any questions regarding the proposal, or need duplicate proxy materials, please contact Computershare Fund Services at 1-866-963-5745.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. New York Time.  A copy of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement is also available on Computershare’s website at www.proxy-direct.com/mor-24461.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.

Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.

Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Speaking to a Proxy Specialist.

Call 1-866-963-5745 to speak to a live proxy specialist.  We can answer your questions and record your vote.

4. By Mail.

Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.  However, please try to utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

5.  Attend the Joint Special Meeting of Shareholders on July 17, 2013.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE YOUR SHARES TODAY!

ADJ - 24461/S03246